Idaho Tax-Exempt Fund

November 30, 2002 Report

Fellow Shareowners:

For the twelve-month period ending November 30, 2002, Idaho Tax Exempt Fund provided a total return of +6.21%. The Fund outperformed common stocks again, illustrated by the S&P 500 Stock Index declining 16.51% for the same twelve months. Additional performance information and discussion is on pages 8 and 9.

Over the past year, the Federal Reserve Bank‘s assessment of the economy ranged from weak to neutral, with the Federal Funds rate is now at an extremely low 11/4%. Fixed income markets have moved in inversely to equity markets. Lower-rated credits reflected destabilizing political events in excess volatility. High-grade municipal interest rates remained steady over the last twelve months.

Looking ahead, we expect GDP to grow 3% and corporate profits 10% in 2003. The government can provide further economic stimulus with federal tax cuts, which may not be helpful to municipal bonds. The housing and the consumer sectors will loose steam, while capital spending recovers. We expect short-term interest rates to increase slightly and long-term rates to remain steady, with the yield curve maintaining a classic slope. Today’s unusual degree of price and credit spread volatility offers an important reason to increase your investment in quality Idaho municipal bonds.

On a risk-adjusted basis, Idaho continues to be a rewarding and sane place to invest. The Idaho economy will recover with the national economy. Idaho’s pro-business policies, natural resources and high standard of living give the State a strong competitive edge.

For a third year, we recommend investors “ reposition financial assets from the stock markets to a core investment holding in tax-exempt bonds.” With the strong inverse relationship between the municipal bond market and the equity market, the benefits from this basic form of diversification have rarely been greater. We remain convinced that well-balanced, diversified investment portfolios will produce positive results in the year ahead.

We invite you to review the advantages of the Idaho Tax-Exempt Fund, including low expenses, income free from Idaho and federal income taxes, a high-quality diversified bond portfolio and daily supervision by professional managers. We welcome your suggestions. Only with your help can we be certain that we are meeting your investment needs — our primary objective.

Nicholas Kaiser,	Phelps McIlvaine,
President	Vice President, Portfolio Manager

December 27, 2002

INVESTMENTS
Rating*	Issuer	Coupon/Maturity	Face Amount	Market Value
			As of November 30, 2002
Airport Parking (3.3%)
AAA	Boise City Airport Revenue COP	5.40% due 8/1/2011	$215,000	$225,788
Electric Power (2.4%)
AAA	Idaho Falls Electric Revenue	6.75% due 4/1/2019	155,000	168,817
Finance Services (2.4%)
AAA	Boise City General Fund Revenue	5.20% due 12/1/2017	160,000	168,188
General Obligations (47.2%)
AA-	Ada & Canyon Counties JSD #2	5.50% due 7/30/2011	175,000	196,432
	"	5.50% due 7/30/2015	100,000	111,276
AAA	Adams County	5.00% due 8/1/2014	110,000	113,732
A+	Bannock County Jail	5.05% due 9/1/2012	95,000	99,750
A	Bannock County SD #25	4.90% due 8/1/2009	90,000	95,664
	"	5.25% due 8/1/2016	110,000	114,952
AAA	Bingham County SD #55	4.65% due 8/1/2017	285,000	286,302
AAA	Boise City ISD	5.50% due 7/30/2011	95,000	96,677
AA-	"	5.50% due 7/30/2016	150,000	166,027
A	Boise County SD #73	5.15% due 7/31/2010	125,000	132,617
AAA	Caldwell, Idaho	5.30% due 5/15/2014	150,000	161,509
AAA	Canyon County SD #132	5.40% due 7/30/2011	195,000	207,919
	"	5.40% due 7/30/2012	100,000	106,625
A	Canyon County SD #135 Notus
	Series 1994	6.00% due 8/1/2007	50,000	50,082
AAA	Canyon County SD #134	4.65% due 7/31/2016	170,000	172,203
AAA	Cassia, Twin Falls JSD #151	5.10% due 8/1/2009	90,000	97,976
	"	5.375% due 8/1/2013	85,000	93,175
	"	5.375% due 8/1/2015	75,000	82,213
AAA	Clark County SD #161	5.00 % due 8/1/2015	270,000	283,343
AA	Idaho Housing and Finance Association	4.80% due 6/1/2017	100,000	102,248
AAA	Kootenai County SD #273	5.00% due 7/30/2016	70,000	71,683
AAA	Kuna Sch/Comm Library District	4.90% due 8/1/2013	75,000	78,231
AAA	Meridian ID Free Library District	5.00% due 8/1/2015	200,000	207,034
AAA	Power & Cassia Cos. JSD #381	5.25% due 8/1/2012	60,000	66,392
AAA	Teton County SD #401	5.50% due 8/1/2012	75,000	80,548
	SUB-TOTAL		3.100,000	3,274,610
Housing (5.2%)
AA	Idaho Housing Authority
	Single Fam Mortgage, B-1	6.85% due 7/1/2012	80,000	61,313
AA	Idaho Housing Authority
	Refunding Series A	6.15% due 7/1/2024	105,000	109,014
AA+	Idaho Housing Authority
	Single Fam Mort Mezz-E-1	6.60% due 7/1/2011	40,000	41,629
AA	Idaho Housing Authority
	Single Fam Mort Rev Ser B1	8.00% due 1/1/2020	10,000	10,341
AA	Idaho Housing Authority
	Single Fam Mort SR Series C1	7.70% due 7/1/2017	10,000	9,963
AAA	Valley County Jail Project Ref.	4.70% due 8/1/2014	125,000	130,441
	SUB-TOTAL		350,000	362,701
Medical/Hospitals (3.9%)
AAA	Idaho Health Facility Auth. Ref.
	Holy Cross	5.25% due 12/1/2014	80,000	85,022
AAA	Idaho Health Facility Auth. Corp.
	Holy Cross Sys Corp Rev	5.00% due 12/1/2022	115,000	114,463
AAA	Idaho Health Facility
	Holy Cross Rev Refunding	5.25% due 12/1/2011	65,000	69,797
	SUB-TOTAL		260,000	269,282
Real Estate (7%)
AAA	Boise City Urban Renewal Agency Pk Rev & RA	5.00% due 9/1/2012	65,000	68,734
AAA	Idaho State Bldg Authority Series C	5.70% due 9/1/2007	100,000	102,765
AAA	Idaho State Building Authority	5.00% due 9/1/2021	100,000	101,304
A	Jerome Urban Renewal District	5.40% due 9/1/2013	200,000	210,076
			465,000	482,879
Roads (1.9%)
A	Payette L.I.D. #89-1	7.60% due 5/1/2005	30,000	30,007
A	L.I.D. #91-1	7.95% due 4/15/2003	20,000	19,947
	"	7.95% due 4/15/2004	20,000	19,969
A	L.I.D. #91-4	7.95% due 4/15/2005	20,000	19,984
	"	7.95% due 4/15/2006	20,000	19,982
	"	7.95% due 4/15/2007	20,000	19,982
	SUB-TOTAL		130,000	129,871
State Education (11.6%)
AAA	Boise State University
	Student Univ. & Housing Sys.	5.10% due 4/1/2014	300,000	317,780
AAA	Idaho State University
	Student Fee Revenue	4.90% due 4/1/2017	150,000	154,486
AAA	University of Idaho
	Student Fee Revenue-Elmwood Apts.	5.25% due 4/1/2014	120,000	129,801
AAA	University of Idaho
	Student Fee Revenue	5.60% due 4/1/2015	185,000	200,789
	SUB-TOTAL		755,000	802,856
Sewer (1.7%)
A	Troy, Sewer Revenue	7.50% due 2/1/2003	10,000	9,953
	"	7.60% due 2/1/2004	10,000	9,958
	"	7.70% due 2/1/2005	15,000	14,939
	"	7.80% due 2/1/2006	15,000	14,957
	"	7.90% due 2/1/2007	15,000	14,963
	"	8.00% due 2/1/2008	15,000	14,971
	"	8.00% due 2/1/2009	20,000	19,970
	"	8.00% due 2/1/2010	20,000	19,974
	SUB-TOTAL		120,000	119,685
Urban Renewal (5.1%)
AAA	Boise City Idaho Urban Renewal	5.875% due 8/15/2025	190,000	204,014
AA	Pocatello Idaho Development Authority	5.15% due 3/1/2011	150,000	152,763
	SUB-TOTAL		340,000	356,777
Water Supply (5.5%)
AAA	Ketchum Water Revenue	4.75% due 9/1/2013	60,000	60,879
A	McCall Water Rev., Series 1994	6.25% due 9/1/2008	200,000	214,852
A	McCall Water Revenue	6.375% due 9/1/2014	70,000	73,728
A	Ucon Water & Sewer Rev. Refunding	7.75% due 12/1/2002	35,000	34,827
	SUB-TOTAL		365,000	385,286

Total Investments (97.2%)		(Cost = $6,470,833)	$6,415,000	6,746,740
Other Assets (net of liabilities) (2.8%)				196,428
Total Net Assets (100%)				$6,943,168
* These unaudited bond ratings reflect the adviser's current rating of each bond, as determined using Standard & Poor's and Moody's ratings.

Trustees and Officers (unaudited)
Name and (age) Address	Position(s) held with Trust and Length of Time Served	Principal Occupation(s) during past 5 Years	Number of Portfolios in Fund Complex overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES
A. Herbet Ershig (64) 22 Shorewood Drive Bellingham, WA 98225	Independent Trustee since 1997	President (now retired), Ershigs, Inc. (industrial fabrication)	Five	None
Gary A. Goldfogel (44) 1500 N. State Street Bellingham, WA 98226	Independent Trustee since 1995	Medical Examiner (pathologist) Owner, Avocet Environmental Testing (laboratory)	Five	None
John E. Love (70) 1002 Spokane Street Garfield, WA 99130	Independent Trustee since 1987	Owner, J.E. Love Co., (agricultural equipment manufacturer)	Five	None
John S. Moore (71) 346 Bayside Road Bellingham, WA 98225	Independent Trustee since 1993	Professor (now retired), College of Business and Economics, Western Washington University	Five	None
INTERESTED TRUSTEES
Nicholas F. Kaiser, CFA (56) 1300 N. State Street Bellingham, WA 98225	President and Trustee since 1989	President, Saturna Capital Corporation President, Saturna Brokerage Services	Seven	Amana Mutual Funds Trust
OFFICERS WHO ARE NOT TRUSTEES
Phelps S. McIlvaine (49) 1300 N. State Streeet Bellingham, WA 98225	Vice President since 1994	Vice President, Saturna Capital Corporation Treasurer, Saturna Brokerage Services	N/A	N/A
Chrisopher R. Fankhauser (30) 1300 N. State Street Bellingham, WA 98225	Treasurer since 2002	Manager of Operations, Saturna Capital Corporation	N/A	N/A
Ethel D. Beltran (30) 1300 N. State Street Bellingham, WA 98225	Secretary since 2001	Corporate Administrator, Saturna Capital Corporation [since 2000] Administrator, Cytel Corporation [1994-1999]	N/A	N/A
Term of Office: Each Trustee serves for the lifetime of the Trust or until he dies, resigns, is removed, or not re-elected by the shareowners. Each officer serves a one-year term subject to annual reappointment by the Trustees.
Mr. Kaiser is an interested person of the Trust by reason of his positions with the Trust's adviser and underwriter. Mr. McIlvaine is the primary manager of the Fund's portfolio. Saturna Capital Corporation is the Fund's advisor, and Saturna Brokerage Services, Inc. is the distributor.

FINANCIAL HIGHLIGHTS

Selected data per share of capital stock outstanding throughout the year:

		For Year Ended November 30,
		2002	2001	2000	1999	1998
Net asset value at beginning of year		$5.13	$5.13	$5.01	$5.36	$5.28
	Income from investment operations
	Net investment income	0.22	0.22	0.23	0.24	0.25
	Net gains or losses on securities (both realized and unrealized)	0.09	0.15	0.12	(0.35)	0.12
Total from investment operations		0.31	0.37	0.35	(0.11)	0.37
	Less distributions
	Dividends (from net investment income)	(0.22)	(0.22)	(0.23)	(0.24)	(0.25)
	Distributions (from capital gains)	-	-	-	-	(0.04)
Total distributions		(0.22)	(0.22)	(0.23)	(0.24)	(0.29)

Net asset value at end of year		$5.37	$5.28	$5.13	$5.01	$5.36

Total Return		5.98%	7.40%	7.28%	(2.18)%	7.27%

Ratios / Supplemental Data
Net assets ($000), end of year		$6,943	$6,650	$5,628	$6,151	$6,264
Ratio of gross expenses to average net assets*		0.80%	0.79%	0.80%	0.80%	0.76%
Ratio of net investment income to average net assets		4.14%	4.21%	4.69%	4.55%	4.69%
Portfolio turnover rate		11%	13%	14%	13%	23%

*For each of the above years, all or a portion of the expenses were waived. If these costs had not been waived, the resulting increase to the ratio of expenses to average net assets would be .08%, .11%, .14%, .05%, and .07%, respectively.

STATEMENT OF ASSETS AND LIABILITIES

As of November 30, 2002

Assets
	Bond investments (cost $6,470,833)	$6,746,740
	Interest receivable	114,323
	Cash	91,950
	Insurance Reserve Premium	2,473
	Total Assets		$6,955,486
Liabilities
	Other Liabilities	12,318
	Total Liabilities		12,318

Net Assets			$6,943,168

Fund Shares Outstanding			1,291,987

Analysis of Net Assets
	Paid in Capital (unlimited shares authorized, without par value)	6,697,895
	Accumulated net realized loss	(30,632)
	Unrealized net appreciation to on investments	275,905
	Net Assets applicable to Fund shares outstanding		$6,943,168
Net Asset Value, Offering and Redemption price per share			$5.37

(The accompanying notes are an integral part of these financial statements)

STATEMENT OF OPERATIONS

		For the year ended November 30, 2002
Investment income
	Interest income		$642,438
	Amortization of bond premium		(9,441)
	Accretion		943
	Miscellaneous income		25
		Gross investment income		$333,965

Expenses
	Investment advisor and administration fee		33,797
	Professional fees		10,242
	Other expenses		4,200
	Shareholder service fee		3,800
	Insurance		2,710
	Printing and postage		2,297
	Custodian fees		1,626
	Filing and registration fees		800
	Total gross expenses		59,472
	Less: Advisor fees waived		(3,664)
	Less: Custodian fees waived		(1,626)
	Net expenses			54,182
		Net investment income		279,783
Net realized gain on investments
	Proceeds from sales		715,353
	Less: cost of securities sold (based on identified cost)		706,980
		Realized net gain		8,373
Unrealized gain on investments
	End of year		275,905
	Beginning of year		172,328
	Increase in unrealized gain for the year			103,577
		Net realized and unrealized gain		111,950
Net increase in net assets resulting from operations				$391,733

(The accompanying notes are an integral part of these financial statements)

STATEMENT OF CHANGES IN NET ASSETS
		Year ended	Year ended
		Nov. 30, 2002	Nov. 30, 2001
INCREASE IN NET ASSETS
From Operations
	Net investment income	$279,783	$262,883
	Net realized gain on investments	8,373	33,570
	Net increase in unrealized appreciation	103,577	139,197
	Net increase in net assets	391,733	435,650

Dividends to shareowners from
	Net investment income	(280,029)	(262,974)

From fund share transactions
	Proceeds from sales of shares	633,759	1,150,800
	Value of shares issued in reinvestment of dividends	222,546	213,038
		856,305	1,363,838
	Cost of shares redeemed	(674,999)	(514,250)
	Net increase in net assets	181,306	849,588
Total increase in net assets		$293,010	$1,022,264

NET ASSETS
	Beginning of year	6,650,158	5,627,894
	End of year	$6,943,168	$6,650,158

Shares of the fund sold and redeemed
	Number of shares sold	118,569	218,964
	Number of shares issued in reinvestment of dividends	41,714	40,308
		160,283	259,272
	Number of shares redeemed	(126,945)	(97,226)
Net increase in number of shares outstanding		33,338	162,046

(The accompanying notes are an integral part of these financial statements)

Privacy Statement (unaudited)

At Saturna Capital, we understand the importance of maintaining the privacy of your financial information. To that end, we want to insure that we protect the confidentiality of any personal information you share with us.

We collect personal information about you from information we receive from you on applications and other forms and from transactions or trades placed with us. Please be assured that except to administer a transaction with an affiliated third party upon your request, we do not disclose any personal information about our customers, or our former customers, to anyone, except as may be required by law. We maintain our own technology resources to minimize the use of outside service providers.

Additionally, Saturna Capital restricts access to personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your personal information. If you have further questions or concerns about the security or privacy of the information we receive from you, please call us at 1-888/732-6262.

Discussion of Fund Performance
(unaudited)

FISCAL YEAR 2001
For the year ending November 30, 2002, Idaho Tax Exempt Fund returned shareowners a total 5.98%. For the last five years, the Fund averaged a 5.13% annualized total return. The Fund ranks in the top 6% of 235 funds in its Morningstar Category for the year, and continues its 4-star rating*.
.
Average Annual Total Returns
1 year	5 years	10 years
9.02%	7.69%	5.63%
Performance data for calendar years ended 12/31/2002.

Fund assets increased 5.8% to $6.95 million. As of November 30, 2002 the thirty-day SEC yield was 3.80% (net of expenses), unchanged from one year ago. Fund’s net expense ratio remains at 0.80%. Consistent with the Fund’s conservative investment style, the Fund’s net asset value moved in a narrow range from low ($5.19) to high ($5.51).

FACTORS AFFECTING PAST PERFORMANCE
In 2002, Idaho communities dealt with weakness in agriculture, mining, chemicals and forest products. A drought pressures agriculture, hydropower production and municipal budgets in southern Idaho. The previous boom in high technology products reversed. In response, state government curtailed spending and employment. Construction spending held, but may weaken. The service sector provided new employment, a trend that will continue.

The Federal Reserve Bank reacted to national economic stagnation by lowering interest rates further. They are now at the lowest point in decades. Ten-year insured general obligation municipal bonds rates fell slightly and the insured general obligation yield curve steepened over the year. The Fund kept its average effective maturity near the short end of its target range and benefited from this steepening curve.

The average maturity of the Fund is an important factor affecting portfolio principal values. The Fund’s weighted average maturity is now 5.8 years, down from 7.1 years one year ago. In 2002, Idaho municipal bonds generally out performed U.S. Treasuries in periods of rising rates and underperformed in periods of falling rates.

LOOKING FORWARD
We agree with the College of Business and Economics, University of Idaho: “Although Idaho may not experience the rapid increases in employment and income that came with the last record long expansion, its economic performance as measured by employment growth will continue to attract people and business to the state. Idaho will return to its position of one of the fastest growing states in the nation.”

*Source: Morningstar 11/30/02. Past performance does not guarantee future results. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% in each category receive 5 stars, the next 22.5% 4 stars, the next 35% 3 stars, the next 22.5% 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar Rating for a fund is derived from a weighted average of performance figures associated with its 3-, 5- and 10-year (if applicable) Morningstar Rating metrics. Idaho Tax-Exempt was rated against the following numbers of Muni Single State Interm funds over the following time periods: 312 funds in the last 3 years, 291 funds in the last 5 years, and 104 funds in the last 10 years.

We expect the US economy to grow around 3% in 2003. As recovery occurs, the Federal Reserve will move to a positive economic outlook and adopt a tighter interest-rate policy bias. But a cyclical rise in rates is unlikely to occur quickly. This still leaves investors with an extended period that is favorable for investing in high-grade Idaho paper.

COMPARISON TO INDEX
The graph compares the Idaho Tax-Exempt Fund‘s performance to the performance of the Lehman Brothers Composite Municipal Bond Index, a broad-based municipal bond market index. To be comparable, the Municipal Index data includes reinvested income (as computed by Lehman Brothers Fixed Income Research).

Note that this graph compares an unmanaged, expense free index to an actively managed Fund that has transaction and other costs. The Fund also stands ready to buy and sell its own securities to shareholders on a daily basis, as well as providing a wide range of services to them. Few investors are able to invest in an exact index portfolio because of the large amount of securities required to model such an index.

The graph shows that $10,000 invested in the Idaho Tax Exempt Fund on 11/30/92 would have grown to $17,129 at the end of November 2002. If $10,000 could have been invested in the Lehman Brothers Composite Municipal Bond Index on 11/30/92, it would have grown to $18,935. These returns do not reflect the deduction of taxes that a shareowner could pay on fund capital gain distributions or the redemption of fund shares for a profit.

Idaho Tax Exempt Bond Fund vs. Lehman Composite Municipal Bond Index (unaudited)

(graphic omitted)

NOTES TO FINANCIAL STATEMENTS

Note 1 - Organization
Saturna Investment Trust, (the "Trust") was established under Washington State Law as a Business Trust on February 20, 1987. The Trust is registered as a no-load, open-end series investment company under the Investment Company Act of 1940, as amended. Four portfolios have been created to date in addition to Idaho Tax-Exempt Fund (the "Fund"). The other four portfolios distribute through a separate prospectus and the results of those funds are contained in a separate report.

Note 2 - Significant Accounting Policies
The following is a summary of the significant accounting policies followed by the Fund.

Investments:
Fixed-income securities for which there are no publicly available market quotations are valued using matrices based on maturity, quality, yield, call features and similar factors, which are compared periodically to multiple dealer bids and adjusted by the adviser under policies established by the Trustees.

The cost of securities is the same for accounting and Federal income tax purposes. Securities transactions are recorded on trade date. Realized gains and losses are recorded on the identified cost basis.

Income and Expenses:
Interest income is reduced by the amortization of bond premiums, on a constant yield-to-maturity basis from purchase date to maturity or call, as appropriate.

Interest income is increased by accretion only for bonds underwritten as original issue discounts. Market discounts are recorded as realized gains upon disposition.

Expenses incurred by the Trust on behalf of the Fund (e.g., professional fees) are allocated to the Fund and the other Funds of the Trust on the basis of relative daily average net assets. The Adviser has agreed to certain limits on expenses, as described below.

Income taxes:
The Fund has elected to be taxed as a regulated investment company under the Internal Revenue Code and distribute substantially all of its taxable net investment income and realized net gains on investments. Therefore, no provision for Federal income taxes is required. Further, the Fund intends to meet IRS requirements for tax-free income dividends, and requirements of the Idaho Department of Revenue for income dividends free of Idaho state income tax.

Dividends and distributions to shareowners:
Dividends and distributions to shareowners are recorded on the ex-dividend date. Dividends are paid daily and distributed on the last business day of each month. Shareowners electing to reinvest dividends and distributions purchase additional shares at the net asset value on the payable date.

Use of Estimates:
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

Note 3 - Transactions with Affiliated Persons
Under a contract approved by shareowners on October 12, 1990, Saturna Capital Corporation provides investment advisory services and certain other administrative and distribution services to conduct the Fund’s business. For such services, the Fund pays an annual fee equal to .50% of average daily net assets. For the year ended November 30, 2002, the Fund incurred advisory fee expenses of $33,797.

Saturna Capital has volunteered to waive its advisory fee to the extent that total expenses of the Fund, (excluding interest, brokerage commissions and taxes) exceeds .80% through March 31, 2003. Accordingly, for the year ended November 30, 2002, Saturna Capital waived $3,664 of the advisory fee.

In accordance with the Fund’s agreement with its custodian, National City Bank of Indiana, for the year ended November 30, 2002, custodian fees incurred by the Fund amounted to $1,626. The custodian waived its fees for earnings credits.

The Trust acts as a distributor of its own shares, except in those states in which Saturna Brokerage Services, Inc. (a subsidiary of Saturna Capital Corporation) is itself registered as a broker-dealer and acts as distributor without compensation. Saturna Capital Corporation acts as shareowner servicing agent for the Fund, for a monthly fee plus certain expenses. For the year ended November 30, 2002, the Fund paid such a fee of $3,800.

One trustee, who also serves at the president of the Trust, is a director and president of the Adviser. The four unaffiliated trustees receive a fee of $100 per meeting attended, allocated pro-rata to the five Funds of the Saturna Investment Trust. On November 30, 2002, the trustees, officers and their immediate families as a group owned 0.1% of the outstanding shares of the Fund.

Note 4 - Federal Income Taxes
At November 30, 2002, Idaho Tax-Exempt had capital loss carryforwards of $31,663 which expire in 2008, subject to regulation. Prior to their expiration, such loss carryforwards may be used to offset future net capital gains realized for federal income tax purposes.

Note 5 - Investments
At November 30, 2002, the net unrealized appreciation of investments for the Fund of $275,907 comprised gross unrealized gains of $287,588 and gross unrealized losses of $11,681, and cost for federal income tax purposes was $6,470,833.

During the year ended November 30, 2002, the Fund purchased $924,710 of securities and sold/matured $715,353 of securities.

Distributions to shareowners:
As of November 30, 2002, the tax composition of dividends are as follows:

	Ordinary Income	Income Per Share	Long-term Capital Gains	Long-term Capital Gains Per Share
11/30/02	$280,029	$0.22	$ -	$ -
11/30/01	$262,974	$0.22	$ -	$ -

REPORT of
INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareowners and Board of Trustees
Idaho Tax-Exempt Fund

We have audited the accompanying statement of assets and liabilities of the Idaho Tax-Exempt Fund, a series of shares of the Saturna Investment Trust, including the schedules of investments as of November 30, 2002, and the related statements of operations for the year then ended, the changes in net assets for each of the two years then ended, and the financial highlights for the five years then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2002, by correspondence with the custodian and broker. Our audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Idaho Tax-Exempt Fund as of November 30, 2002, the results of its operations for the year then ended, the changes in net assets for each of the two years then ended, and the financial highlights for each of the five years then ended, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania
December 13, 2002

/s/ signature
Tait, Weller & Baker

Web: http://www.saturna.com
E-mail: idaho@saturna.com

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1300 N. State Street
Bellingham, WA 98225-4730

1-800/SATURNA
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1-888/732-6262 for automated assistance,
including fund prices

This report is issued for the information of the shareowners of the Fund. It is not authorized for distribution to prospective investors unless it is accompanied or preceded by an effective prospectus relating to the securities of the Fund. Idaho Tax-Exempt Fund is a series of Saturna Investment Trust.

(graphic omitted) I D A H O TAX-EXEMPT FUND ANNUAL REPORT November 30, 2002